Symetra DoubleLine® Total Return Fund
Summary Prospectus

May 18, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.symetra.com/funds.  You may also obtain this information at no cost by calling 1-800-SYMETRA (1-800-796-3872).  The Fund's Prospectus and Statement of Additional Information dated May 18, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Symetra DoubleLine® Total Return Fund (the “Total Return Fund” or the “Fund”) seeks total return through both income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Total Return Fund.  The expenses shown in the table and in the example that follow do not reflect additional fees and expenses that will be applied at the variable annuity or variable life insurance contract level.  If those additional fees and expenses were included, overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses(1)	2.10%
Total Annual Fund Operating Expenses	2.65%
Less: Fee Waiver and Expense Reimbursement(2)	(2.02%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.63%
(1)	“Other expenses” is an estimated amount for the current fiscal year.
(2)
Symetra Investment Management, Inc. (the “Adviser”) has contractually agreed to waive 0.05% of its management fee (the “Fee Waiver”) and also agreed to pay Fund expenses in order to limit the Fund’s Other Expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures, expenses related to short sales, expenses related to directed brokerage arrangements, acquired fund fees and expenses, and extraordinary expenses) to 0.13% of the average daily net assets of the Total Return Fund (the “Expense Cap”).  The Fee Waiver and the Expense Cap will remain in effect through at least April 30, 2013, and may be terminated before then only by the Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, as long as the Fund can make the repayment while remaining within its Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Total Return Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap and Fee Waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$631

Portfolio Turnover
The Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is presented for the Fund because it had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in debt securities.  Under normal market conditions, the Fund invests more than half of its assets in mortgage-backed government securities, mortgage-backed securities collateralized by government securities, and privately-issued high grade mortgage-backed securities, including inverse floaters.  The Fund also may invest up to 35% of its assets in lower-rated bonds (commonly known as junk bonds), bank loans and assignments, and credit default swap agreements.  Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrower and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  Under normal market conditions, the Fund generally seeks a target weighted average effective duration of one to eight years, though actual duration may vary considerably from this target.

Portfolio securities may be sold at any time.  Sales may occur when the Total Return Fund’s portfolio managers determine to take advantage of a better investment opportunity because the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer or if they believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Total Return Fund.  The following additional risks could affect the value of your investment:

•
Credit Risk.  The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments when due.  Even if these issuers are able to make interest or principal payments, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer by leading to greater volatility in the price of the security.

•
Credit Default Swap Risk.  In a credit default swap transaction, both the Fund and its counter-party are exposed to the risk of default by the other.  In addition, the terms of most credit default swap transactions require little or no initial investment by the seller in relation to the notional amount of the swap and the corresponding risk. Therefore, small changes in the market value of the reference security or group of securities may produce disproportionate and substantial losses for the seller.

•	Defaulted Securities Risk. There is a high level of uncertainty regarding the repayment of defaulted securities and obligations of distressed issuers.

•
Interest Rate Risk.  In general, the value of bonds and other debt securities falls when interest rates rise. Generally, the longer the duration of a debt security, the greater is the negative effect on its value when rates increase.  While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•
Junk Bond Risk.  Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Total Return Fund.  Junk bonds are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

•
Leveraging Risk. Certain investments by the Total Return Fund may involve leverage, which may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•
Liquidity Risk.  In certain circumstances, low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent the Total Return Fund from selling securities or closing any derivative positions within a reasonable time at desirable prices.  In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.

•
Management Risk.  The Total Return Fund is subject to management risk because it is an actively managed portfolio.  The portfolio managers’ management practices, investment strategies, and choice of investments might not work to produce the desired results and the Fund might underperform other comparable funds.

•
Market Risk.The prices of the securities in which the Total Return Fund invests may decline for a number of reasons including in response to economic or political developments and perceptions about the creditworthiness of individual issuers or other issuer-specific events.

•
Mortgage-backed Securities Risk.  Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities may default or otherwise fail and, during periods of falling interest rates, mortgage-backed securities may be paid off by the obligor more quickly than originally anticipated (this is known as Prepayment Risk), which may result in the Total Return Fund having to reinvest proceeds in other investments at a lower interest rate (this is also known as Reinvestment Risk). During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•
New Fund Risk.  The Total Return Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.  If the Fund does not grow to or maintain an economically viable size, the Board may consider various alternatives, including the liquidation of the Fund or the merger of the Fund into another mutual fund.

•
Real Estate Risk. Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•
U.S. Government Issuer Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance
When the Total Return Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.symetra.com/funds or by calling the Fund toll-free at 1-800-SYMETRA (1-800-796-3872).

Management
Investment Advisers:  Symetra Investment Management, Inc. is the investment adviser of the Total Return Fund.  DoubleLine Capital LP is the sub-adviser to the Fund

Portfolio Manager:  The Fund is team-managed by the Portfolio Managers listed below:
Name	Title with DoubleLine Capital LP	Managed the Fund Since
Jeffrey E. Gundlach	Founder and Chief Executive Officer	Inception (May 2012)
Philip A. Barach	President	Inception (May 2012)

Purchase and Sale of Fund Shares
The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Symetra Life and certain of its insurance company affiliates.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable annuity or variable life insurance contract (“Variable Contract”) through which you invest.

Tax Information
Under current law, owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the Variable Contract. For information concerning the federal tax consequences to the purchasers of a variable annuity contract, see the prospectus or other disclosure document for such Variable Contract.

Payments to Financial Intermediaries
None of the Trust, the Adviser, the Sub-Advisers, or the Distributor pay compensation to any party in connection with the sale or distribution of Trust shares or the Variable Contracts.  Neither do these parties direct portfolio transactions for the Fund to any broker-dealer or other party as compensation for promotion of the Trust or the Fund, or for sales or distribution of Trust shares or Variable Contracts.  Symetra Life and its affiliated life insurance companies, however, pay compensation of various types and amounts to intermediaries for the sale and/or distribution of the Variable Contracts and for various services to owners and prospective owners of the Variable Contracts, or to annuitants or beneficiaries under the Contracts.  These payments may cause an intermediary to recommend the Variable Contracts over another investment.  The Prospectus or offering memorandum for a Variable Contract provides information about such compensation.